BorgWarner Completes Acquisition of Sevcon
Auburn Hills, Michigan, September 28, 2017 - BorgWarner announced today that it has finalized its acquisition of Sevcon, Inc. (Sevcon). A global player in electrification technologies, Sevcon complements BorgWarner’s power electronics capabilities utilized to provide electrified propulsion solutions. Sevcon’s annual sales for 2017 are expected to be approximately $60 million. The acquisition is expected to be modestly dilutive to earnings in 2018.

“This acquisition supports our existing strategy to supply leading technology for all types of propulsion systems; combustion, hybrid and electric,” said James Verrier, President and CEO of BorgWarner. “We look forward to welcoming Sevcon’s talented employees to BorgWarner.”

BorgWarner announced an agreement to acquire Sevcon on July 17, 2017, and completed the acquisition on September 27, 2017.

About BorgWarner
BorgWarner Inc. (NYSE: BWA) is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. With manufacturing and technical facilities in 62 locations in 17 countries, the company employs approximately 27,000 worldwide. For more information, please visit borgwarner.com.

# # #
Statements contained in, or incorporated by reference into this presentation, future filings by us with the Securities and Exchange Commission (“SEC”), and oral statements made by, or with the approval of, our authorized personnel, that relate to our future performance or future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “aim,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, our expectations may not prove to be correct. Forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which may be beyond our control, which could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties, among others, include: our dependence on automotive and truck production, both of which are highly cyclical; our reliance on major OEM customers; commodities availability and pricing; supply disruptions; fluctuations in interest rates and foreign currency exchange rates; availability of credit; our dependence on key management; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; and future changes in laws and regulations in the countries in which we operate. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All subsequent written and oral forward-looking statements concerning the matters addressed in this presentation and attributable to us or any person acting on our behalf are qualified by these cautionary statements. Forward-looking statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. We may change our intentions, beliefs or expectations at any time and without notice, based upon any change in our assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond our control. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:
Patrick Nolan
Phone: 1-248-754-0884

borgwarner.com